UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2013 (March 19, 2013)

Two Harbors Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Carlson Parkway, Suite 1400 Minnetonka, MN	55305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 629-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 19, 2013, Two Harbors Investment Corp., a Maryland corporation (the “Company”), and PRCM Advisers LLC entered into an Underwriting Agreement with Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein (collectively, the “Underwriters”) pursuant to which the Company agreed to issue and sell to the Underwriters 50,000,000 shares of its common stock and also agreed to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 7,500,000 additional shares of common stock (collectively, the “Securities”). The Securities were registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-180791) (as the same may be amended and/or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to General Instruction F to the Commission’s Form 8-K, a copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on 8-K (this “Report”), and the information in the Underwriting Agreement is incorporated into this Item 1.01 by this reference.

The material terms of the Securities are described in the Company’s prospectus supplement, as filed with the Commission on March 20, 2013 pursuant to Rule 424(b)(5) of the Securities Act, which relates to the offer and sale of the Securities and supplements the Company’s prospectus contained in the Registration Statement, as filed with the Commission on March 18, 2012.

Item 8.01.	Other Events.

On March 22, 2013, the Company completed its public offering of 57,500,000 shares of common stock, including 7,500,000 shares of common stock issued pursuant to the Underwriters’ full exercise of their over-allotment option pursuant to the Underwriting Agreement filed as Exhibit 1.1 to this Report.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are filed with this Report pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement, and, as such, the Company is incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represents, individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of March 19, 2013, by and among the Company, PRCM Advisers LLC and the representatives of the Underwriters.

5.1	Legal Opinion of SNR Denton US LLP.

8.1	Tax Opinion of SNR Denton US LLP.

23.1	Consent of SNR Denton US LLP (included in Exhibit 5.1).

23.2	Consent of SNR Denton US LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

By:	/s/ Rebecca B. Sandberg
Rebecca B. Sandberg
Secretary and General Counsel

Date: March 22, 2013